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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) December 2, 1997


                           JOHNSON CONTROLS, INC.
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           (Exact Name of Registrant as Specified in its Charter)



                                 Wisconsin
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               (State or Other Jurisdiction of Incorporation)


          1-5097                                      39-0380010
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  (Commission File Number)               (I.R.S. Employer Identification No.)


   5757 North Green Bay Avenue, P.O. Box 591, Milwaukee, Wisconsin      53201
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(Address of Principal Executive Offices)                             (Zip Code)


                               (414) 228-1200
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)


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                                                             Form 8-K page 1

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Item 5.  Other Events.

         On December 2, 1997, Johnson Controls, Inc. (the "Company") commenced a program for the offer of its Medium-Term Notes, Series D due more than nine months or more from date of issue ("Medium-Term Notes") in an aggregate initial offering price of up to $500,000,000. The Medium-Term Notes are part of the aggregate of $1,500,000,000 in common stock, preferred stock, debt securities, warrants to purchase common stock, warrants to purchase preferred stock and warrants to purchase debt securities registered by the Company pursuant to a Registration Statement on Form S-3 (the "Registration Statement") filed with the Securities and Exchange Commission ("Commission") (Registration No. 333-13525) for offer pursuant to Rule 415 promulgated under the Securities Act of 1933, as amended (the "Act"). A Prospectus Supplement dated December 2, 1997 and a base Prospectus dated May 2, 1997 relating to the Medium-Term Notes has been filed with the Commission pursuant to Rule 424(b) under the Act. The issuance and sale of the Medium-Term Notes may be made from time to time in various amounts with varying terms pursuant to an Indenture dated as of February 22, 1995, as amended (the "Indenture"), between the Company and Chase Manhattan Bank Delaware, as Trustee. The Indenture was previously filed with the Commission as an exhibit to the Company's current report on Form 8-K dated March 16, 1995 and the First Supplemental Indenture was filed with the Commission as an exhibit to the Company's Registration Statement.

         The Medium-Term Notes will be distributed pursuant to a Selling Agency Agreement, dated as of December 2, 1997, among the Company and BancAmerica Robertson Stephens, First Chicago Capital Markets, Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and NationsBanc Montgomery Securities, Inc. The Selling Agency Agreement is attached hereto as Exhibit 1 and incorporated by reference herein. The Medium- Term Notes may bear fixed or floating rates of interest and may be remarketed and will be issued substantially in the forms attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, which forms are incorporated by reference herein. The Chase Manhattan Bank (the "Agent") may perform certain services in connection with the issuance of Medium-Term Notes bearing floating rates of interest, if any, or which may be remarketed, if any, pursuant to an Agency Agreement, dated as of December 2, 1997, between the Company and the Agent. The Agency Agreement is attached hereto as Exhibit 4.4 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.


Exhibit
  No.    Document Description
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1     Selling Agency Agreement, dated as of December 2, 1997, among Johnson
      Controls, Inc., BancAmerica Robertson Stephens, First Chicago Capital Markets, Inc., Goldman,

                                                            Form 8-K page 2

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         Sachs & Co., J.P. Morgan Securities Inc., Morgan Stanley & Co. and
         NationsBanc Montgomery Securities, Inc.

4.1 Form of Medium-Term Note, Series D (Fixed Rate Note) due more than 9 months from date of issue.

4.2 Form of Medium-Term Note, Series D (Floating Rate Note) due more than 9 months from date of issue.

4.3 Form of Medium-Term Note, Series D (Remarketed Note) due more than 9 months from date of issue.

4.4 Agency Agreement, dated as of December 2, 1997, between Johnson Controls, Inc. and The Chase Manhattan Bank.



                                                         Form 8-K page 3

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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JOHNSON CONTROLS, INC.



Dated: December 2, 1997             By:   /s/ Stephen A. Roell
                                        --------------------------------------
                                            Stephen A. Roell
                                            Chief Financial Officer and
                                            Vice President




                                                           Form 8-K page 4

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                             INDEX TO EXHIBITS



Exhibit
  No.    Document Description
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1        Selling Agency Agreement, dated as of December 2, 1997,
         among Johnson Controls, Inc., BancAmerica Robertson Stephens, First Chicago Capital Markets, Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., Morgan Stanley & Co. and NationsBanc Montgomery Securities, Inc.

4.1 Form of Medium-Term Note, Series D (Fixed Rate Note) due more than 9 months from date of issue.

4.2 Form of Medium-Term Note, Series D (Floating Rate Note) due more than 9 months from date of issue.

4.3 Form of Medium-Term Note, Series D (Remarketed Note) due more than 9 months from date of issue.

4.4 Agency Agreement, dated as of December 2, 1997, between Johnson Controls, Inc. and The Chase Manhattan Bank.




                                                           Form 8-K page 5